                 $300,000,000 7.125% NOTES DUE DECEMBER 17, 2003
                                       OF
                           NEWCOURT CREDIT GROUP INC.


                               PURCHASE AGREEMENT

                                December 8, 1998


Lehman Brothers Inc., as Representative of
  the Several Initial Purchasers named in Schedule I hereof
Three World Financial Center
New York, New York 10285

Ladies and Gentlemen:

        Each of the undersigned, Newcourt Credit Group Inc. ("Newcourt" or the "Company") and its indirect wholly-owned subsidiary, AT&T Capital Corporation ("AT&T Capital"), hereby confirms its agreement (this "Agreement") with you as the Representative of the Purchasers named in Schedule 1 hereof (hereinafter collectively referred to herein as the "Initial Purchasers") concerning the sale of the Notes as follows:

        1. Description of Notes. Newcourt proposes to issue $300,000,000 principal amount of its Notes, Series A due December 17, 2003 (the "Notes") under an Indenture dated as of December 15, 1998, (as amended, restated or supplemented from time to time, the "Indenture"), between Newcourt and The Chase Manhattan Bank, Trustee (the "Trustee"). The Notes will contain the terms set forth on Schedule II hereto. The Notes will be guaranteed as to payment of principal, premium, if any, and interest pursuant to the guarantee dated as of December 15, 1998 made by AT&T Capital to the Trustee (the "Guarantee"). The Notes will be offered without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on exemptions therefrom. The term "Memorandum" means the final offering memorandum relating to the Notes and the Guarantee. The Notes and the Guarantee are more fully described in the Memorandum. On the Closing Date, the parties hereto will execute and deliver the Registration Rights Agreement (the "Registration Rights Agreement") relating to the Notes, substantially in the form attached hereto as Exhibit A.

        2. Representations and Warranties of the Company. The Company and AT&T Capital jointly and severally represent and warrant to the several Initial Purchasers that:

        (a) The Memorandum at the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(a) do not apply to statements or omissions in the

            Memorandum based upon information furnished to Newcourt or AT&T Capital in writing by an Initial Purchaser through the Representative specifically for use therein ("Provided Information"). Reference herein to the Memorandum shall be deemed to refer to and include any document filed by Newcourt or AT&T Capital under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the Closing Date, which is incorporated in the Memorandum by reference.

        (b) Assuming the offer, issue, sale and delivery of the Notes occurs in the manner and under the circumstances contemplated in this Agreement and the Memorandum, the Notes are exempt from the registration requirements of Section 5 of the Securities Act pursuant to Section 4(2) of the Act, and it is not required by applicable law or regulation to qualify the Indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended.

        (c) Ernst & Young and Arthur Andersen LLP, who have certified or shall certify certain financial statements of Newcourt and AT&T Capital, whose reports are incorporated by reference through the date hereof in the Memorandum are independent public accountants as required by the Securities Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder.

        (d) The financial statements, and the related notes thereto, included or incorporated by reference in the Memorandum present fairly the consolidated financial position of Newcourt and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; the financial statements, and related notes incorporated by reference in the Memorandum present fairly the consolidated financial position of AT&T Capital and its consolidated subsidiaries as of December 31, 1997, March 31, 1998 and June 30, 1998 and the results of their operations and the changes in their consolidated cash flows for such periods; said financial statements have been prepared in conformity with generally accepted accounting principles in Canada or the United States as applicable, applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Memorandum present fairly the information required to be stated therein; and the pro forma financial information and the related notes thereto, included or incorporated by reference in the Memorandum, have been prepared in accordance with the applicable requirements of the Securities Act and Exchange Act, as applicable, and is based upon good faith estimates and assumptions believed by Newcourt and AT&T Capital to be reasonable.

        (e) Since the respective dates as of which information is given in the Memorandum through the date hereof, there has not been any change in the capital stock (other than transfers of stock (i) among the Company and its subsidiaries relating to restructuring transactions or (ii) existing owners of the stock through either private or public market transactions) or long-term debt of Newcourt or AT&T Capital or any of their respective subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of Newcourt or AT&T Capital and their respective subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Memorandum; and except as set forth or contemplated in the Memorandum neither Newcourt, AT&T Capital nor any of their respective subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that would have a Material Adverse Effect.

        (f) The Indenture has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles); (ii) the Notes have been validly authorized and, when duly executed, authenticated and delivered as provided in the Indenture, will be validly issued and outstanding, and will constitute valid and binding agreements of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms (except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles); and
            (iii) the Notes and the Indenture conform to the descriptions thereof contained in the Memorandum.

        (g) The Guarantee has been duly authorized, executed and delivered by AT&T Capital and constitutes the valid and binding agreement of AT&T Capital, enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles); and
            (ii) the Guarantee conforms to the description thereof contained in the Memorandum.

        (h) Each of the Company, AT&T Capital and their respective subsidiaries has been duly incorporated, is validly existing and in good standing under the laws of its respective jurisdiction of incorporation, is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which its respective ownership of properties or the conduct of its respective businesses requires such qualification (except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect, and has the power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged, as described in the Memorandum.

        (i) Neither the Company, AT&T Capital nor any of their respective subsidiaries is in violation of its corporate charter or by-laws or in default under any agreement, indenture or instrument, the effect of which violation or default would have a Material Adverse Effect.

        (j) The execution, delivery and performance of this Agreement by the Company and AT&T Capital and the execution, delivery and performance by AT&T Capital of the Guarantee and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, AT&T Capital or any of their respective subsidiaries is a party or by which the Company, AT&T Capital or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, AT&T Capital or any of their respective subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company, AT&T Capital or any of their respective subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, AT&T Capital or any of their respective subsidiaries or any of their properties or assets, the effect of which breach, violation or default would have a Material Adverse Effect; and except for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Notes and the Guarantee by any Initial Purchaser, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution and delivery by the Company and AT&T Capital of, compliance by the Company and AT&T Capital with the provisions of, or consummation of the transactions contemplated by, this Agreement, except to the extent that the effect of the failure to obtain such consent, approval, authorization or order or to make such filing or registration would not have a Material Adverse Effect.

        (k) This Agreement has been duly authorized, executed and delivered by the Company and AT&T Capital and constitutes the valid and binding agreement of the Company and AT&T Capital, enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles).

        (l) Neither the Newcourt nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

        (m) Neither Newcourt nor AT&T Capital nor any of their respective affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") has directly, or through any agent,
            (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities
            Act) which is or will be integrated with the sale of the Notes in any manner that would require the registration under the Securities Act of the Notes or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Notes (as those terms are used in Regulation D under the Securities Act), or in any manner involving a public offering of the Notes within the meaning of Section 4(2) of the Securities Act.

        (n) Neither the Company, AT&T Capital nor any of their respective Significant Subsidiaries is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder.

        (o) There are no legal or governmental proceedings pending to which the Company, AT&T Capital or any of their respective Significant Subsidiaries is a party or of which any property or asset of the Company, AT&T Capital or any of their respective Significant Subsidiaries is the subject which, if determined adversely to the Company, AT&T Capital or any of their respective Significant Subsidiaries, might have a Material Adverse Effect; and to the best of the Company has not been advised that any such proceedings are threatened or contemplated by governmental authorities or threatened by others that is required to be disclosed in the Memorandum which is not so disclosed.

        3. Purchase of Notes by the Initial Purchasers. (a) On the basis of the representations and warranties and on the terms and subject to the conditions herein set forth, each of the Initial Purchasers agrees to purchase from Newcourt, severally and not jointly, and on the terms and subject to the conditions herein set forth Newcourt agrees to sell to each of the Initial Purchasers, severally and not jointly, the principal amount of Notes set forth opposite its name in Schedule I at a purchase price equal to 99.139% of the principal amount of such Notes.

        (b) If, for any reason (other than termination of this Agreement in accordance with the provisions of Section 7 or 8 hereof), one or more of the Initial Purchasers shall fail or refuse to pay for the Notes it has or they have agreed to purchase (any such Initial Purchaser being hereinafter referred to as a "defaulting Initial Purchaser"), and the aggregate principal amount of the Notes which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Notes, the remaining Initial Purchasers shall be obligated severally in the proportion which the amounts of Notes set forth opposite their names in Schedule I of this Agreement bear to the aggregate principal amount of the Notes set forth opposite the names of all such non-defaulting Initial Purchasers (or in such other proportion as the Representative shall specify) to purchase the Notes which the defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase; provided that in no event shall the principal amount of Notes that any Initial Purchaser is purchasing be increased pursuant to the provisions of this paragraph in an amount in excess of one-tenth of such principal amount of such Notes without the written consent of such Initial Purchaser. In the event that any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Notes and the aggregate principal amount of the Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Notes, and arrangements satisfactory to the Representative and the Company for the purchase of all such Notes are not made within forty-eight (48) hours after such default, this Agreement will terminate without liability on the part of any of the non-defaulting Initial Purchasers or of the Company. In the event that the non-defaulting Initial Purchasers agree to purchase, in accordance with this paragraph, all the Notes which the defaulting Initial Purchaser or Initial Purchasers fail or refuse to purchase, the Representative or the Company shall have the right to postpone the time of closing, but in no event for longer than seven days, in order that the required changes, if any, in the Memorandum or in any other documents or arrangements may be effected. Except to the extent provided in subparagraphs (c) and (f) of Section 6 hereof, termination of this Agreement pursuant to this Section 3 shall be without any liability on the part of the Company or any Initial Purchaser other than a defaulting Initial Purchaser. Any action taken under this Section shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

        4. Sale and Resale of the Notes by the Initial Purchasers. Each of the Initial Purchasers has advised Newcourt that it proposes to offer the Notes for resale upon the terms and conditions set forth in this Agreement and in the Memorandum. Each of the Initial Purchasers hereby represents and warrants to, and agrees with, Newcourt that the Initial Purchaser (i) is purchasing the Notes pursuant to a private sale exempt from registration under the Securities Act,
(ii) will not solicit offers for, or offer to sell, the Notes by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and
(iii) will solicit offers for the Notes only from, and will offer, sell or deliver the Notes, as part of their initial offering, only to, persons in the United States whom the Initial Purchaser reasonably believes to be (A) qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("Rule 144A") or, if any such person is buying for one or more institutional accounts for which such person is acting as a fiduciary or agent, only when such person has represented to the Initial Purchaser that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A or (B) institutional accredited investors ("Accredited Investors") as defined in Rule 501(1), (20, (3) or (7) under Regulation D under the Securities Act who execute letters of representations in the form included as Appendix A to the Memorandum in private sales exempt from registration under the Securities Act.

         5. Delivery of and Payment for the Notes. (a) Delivery of, and payment of the purchase price for, the Notes which the Initial Purchasers severally agree to purchase shall be made at the office of Winston & Strawn, New York, New York, at 10:00 a.m. (New York time) on December 15, 1998 or at such other place or time on the same or such other day as shall be agreed upon by the Company and the Representative (such date and time of payment and delivery being herein called the "Closing Date").

        (b) On the Closing Date, payment shall be made to the Company in immediately available funds by wire transfer of same-day funds to such account or accounts as the Company shall specify prior to the Closing Date or by such means as the parties hereto shall agree prior to the Closing Date against delivery to the Representative for the account of each Initial Purchaser of the certificates, if any, evidencing the Notes. Upon delivery, the Notes shall be registered in such names and in such denominations as the Representative shall request in writing not less than two full business days prior to the Closing Date. The Company agrees to make the Notes available to the Representative for inspection on behalf of the Initial Purchasers at the office of Winston & Strawn, New York, New York, not later than 2:00 p.m. (New York time) on the business day next preceding the Closing Date.

        6. Covenants of the Company and AT&T Capital. The Company and AT&T Capital jointly and severally agree as follows:

        (a) Prior to making any amendment or supplement to the Memorandum other than by filing documents under the Exchange Act which are incorporated by reference therein, the Company or AT&T Capital, as applicable, shall furnish a copy thereof to the Representative and counsel to the Representative and will not effect any such amendment or supplement to which the Representative shall reasonably object by notice to the Company after a reasonable period to review, which shall not in any case be longer than three business days after receipt of such copy.

        (b) The Company will deliver to the Representative a reasonable number of copies of the Memorandum and any supplements and amendments thereto.

        (c) The Company will pay all reasonable expenses in connection with the preparation of the Indenture and Guarantee, the rating of the Notes, the issuance and delivery of the Notes and the preparation and printing of the copies of the Memorandum to be furnished as provided in subparagraph (b) above; and will pay any taxes on the issuance of the Notes, but will not pay any transfer taxes. The Company will not be required to pay any amount for any expenses of the Representative or any of the Initial Purchasers, except the cost of mailing to the Initial Purchasers copies of the Memorandum and all amendments and supplements thereto (including documents incorporated by reference), and except as provided by subparagraph (f) below, and provided that if no Notes are delivered to and purchased by the Initial Purchasers as a result of a default by the Company or AT&T Capital or the occurrence of any of the events referred to in Section 8 hereof, the Company, in addition to any payment provided for by subparagraph (f) of this Section 6, will reimburse the Representative for the reasonable out-of-pocket expenses of the Initial Purchasers, not exceeding $15,000, and for the fees and disbursements of Winston & Strawn, the Initial Purchasers agreeing to pay such expenses, fees and disbursements in any other event. Neither the Company nor AT&T Capital will in any event be liable to any of the several Initial Purchasers for damages on account of loss of anticipated profits.

        (d) The Company and AT&T Capital will apply the proceeds from the sale of the Notes as set forth under the heading "Use of Proceeds" appearing in the Memorandum.

        (e) So long as any of the Notes shall remain outstanding, the Company or AT&T Capital will furnish to the Representative, upon request and in reasonable quantities for distribution to the Initial Purchasers, copies of such documents, reports and other information as may be required to be furnished to noteholders under the Indenture.

        (f) The Company and AT&T Capital will use their reasonable best efforts to qualify the Notes, or to assist in the qualification of the Notes by or on behalf of the Representative, for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative may designate, and will pay or reimburse the Representative for counsel fees, filing fees and out-of-pocket expenses in connection with such qualification; provided that neither the Company nor AT&T Capital shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to pay, or to incur, or to reimburse the Initial Purchaser for, any such expenses if no Notes are delivered to and purchased by the Initial Purchasers hereunder because of a default by one or more of the Initial Purchasers or the termination of this Agreement pursuant to Section 8 hereof.

        (g) If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers to purchasers, in the opinion of the counsel for the Initial Purchasers and counsel to the Company, any event shall occur which should be set forth in an amendment of or a supplement to the Memorandum in order that the Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it is necessary to amend or supplement the Memorandum to comply with applicable law, the Company or AT&T Capital, as applicable, will, upon the occurrence of each such event, forthwith at its expense, prepare and furnish to the Representative, in reasonable quantities for distribution to the Initial Purchasers, as many copies as the Representative may reasonably request of such amendment or supplement. For the purpose of this subparagraph (g), the Company and AT&T Capital will furnish such due diligence information customary for transactions of the type contemplated by this Agreement as the Representative may from time to time request. Notwithstanding any of the other provisions of this subparagraph (g), neither the Company nor AT&T Capital shall be under any obligation to furnish any supplement to or amendment of the Memorandum on account of any change in, or to include in any amended Memorandum any change in, the information furnished to the Company or AT&T Capital by any Initial Purchaser for use in the Memorandum, unless the Representative, on behalf of such Initial Purchaser, has advised the Company in writing of such change and has requested the Company at the expense of such Initial Purchaser to prepare a supplement to or amendment of the Memorandum to reflect such change or to include such change in an amended Memorandum.

        (h) None of the Company, AT&T Capital or any of their respective affiliates (as defined in the Securities Act) will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) in a transaction that could be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes.

        (i) So long as the Notes are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will either (i) file reports and other information with the Commission under Section 13 or 15(d) of the Exchange Act, or (ii) in the event that it is not subject to Section 13 or 15(d) of the Exchange Act, make available to holders of the Notes and prospective purchasers of the Notes designated by such holders, upon request of prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to permit compliance with Rule 144A in connection with resales of the Notes.

        (j) Each of the Notes will bear the legend contained in "Transfer Restrictions" in the Memorandum and upon the other terms contained therein, except after such Notes are resold or exchanged pursuant to a registration statement effective under the Securities Act.

        (k) The Company and AT&T Capital will take such steps as shall be reasonably necessary to ensure that neither the Company, AT&T Capital nor any of their respective Significant Subsidiaries shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

        7. Conditions of the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase and pay for the Notes shall be subject to the following additional conditions:


        (a) The Initial Purchasers shall not have discovered and disclosed to the Company or AT&T Capital on or prior to the Closing Date that the Memorandum or any amendment or supplement thereto contains any untrue statement of a fact which, in the reasonable opinion of Winston & Strawn, counsel for the Initial Purchasers, is material or omits to state any fact which, in the opinion of the such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

        (b) At or prior to the time of closing, the Representative shall have received from counsel for the Company, an opinion, satisfactory to Winston & Strawn, to the effect that --

            (i) Newcourt has been duly incorporated and is validly existing and in good standing under the laws of the Province of Ontario, Canada and AT&T Capital has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware; each of Newcourt and AT&T Capital is duly qualified to do business and in good standing as a foreign corporation in all jurisdictions in which its ownership or leasing of properties or the conduct of its businesses requires such qualification (except where the failure to so qualify or be in good standing would not have a Material Adverse Effect), and has all power and authority necessary to own its respective properties and conduct the businesses in which it is engaged, as described in the Memorandum;

            (ii) The issue and sale of the Notes by Newcourt and the compliance by Newcourt with all the provisions of this Agreement, the Registration Rights Agreement, and the Indenture, and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which Newcourt or any of its subsidiaries is a party or by which Newcourt or any of its subsidiaries is bound or to which any of the property or assets of Newcourt or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of Newcourt or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over Newcourt or any of its subsidiaries or any of their properties or assets (except for such conflicts, breaches, violations and defaults as would not have a Material Adverse Effect); and, except for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Notes by the Initial Purchasers, no consent, approval, authorization, qualification or order of, or filing or registration with, any such court or governmental agency or body is required for the execution and delivery by Newcourt of, compliance by Newcourt with the provisions of, or the consummation of the transactions contemplated by this Agreement, except to the extent that the effect of the failure to obtain such consent, approval, authorization, qualification or order or to make such filing or registration would not have a Material Adverse Effect;

            (iii) The issue of the Guarantee by AT&T Capital and the compliance by AT&T Capital with all the provisions of this Agreement, the Registration Rights Agreement and the Guarantee and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which AT&T Capital or any of its subsidiaries is a party or by which AT&T Capital or any of its subsidiaries is bound or to which any of the property or assets of AT&T Capital or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of AT&T Capital or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over AT&T Capital or any of its subsidiaries or any of their properties or assets (except for such conflicts, breaches, violations and defaults as would not have a Material Adverse Effect); and, except for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Notes and Guarantee by the Initial Purchasers, no consent, approval, authorization, qualification or order of, or filing or registration with, any such court or governmental agency or body is required for the execution and delivery by AT&T Capital of, compliance by AT&T Capital with the provisions of, or the consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement and the Guarantee except to the extent that the effect of the failure to obtain such consent, approval, authorization, qualification or order or to make such filing or registration would not have a Material Adverse Effect;

            (iv) Each of this Agreement, the Indenture and the Registration Rights Agreement has (A) been duly authorized, executed and delivered by Newcourt and (B) is a valid and binding agreement of Newcourt enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles);

            (v) The Notes (A) have been duly authorized by Newcourt and, when duly executed and authenticated as provided in the Indenture and delivered against payment therefor in accordance with this Agreement, (B) will be duly and validly issued and outstanding, and (C) will constitute valid and binding agreements of Newcourt enforceable in accordance with their terms (except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and subject to general equitable principles), and entitled to the benefits of the Indenture;

                  (vi) The Guarantee has been duly authorized, executed and delivered by AT&T Capital and is a valid and binding agreement of AT&T Capital enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and subject to general equitable principles);

           (vii) The statements made in the Memorandum under the captions "Description of the Notes","Description of the Guarantee" and "Exchange Offer; Registration Rights; Liquidated Damages", insofar as such statements constitute summaries of the legal matters, documents or proceedings specifically referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

           (viii) This Agreement has been duly authorized, executed and delivered on behalf of (A) Newcourt and (B) AT&T Capital and
                  (C) is valid and binding agreement of Newcourt and AT&T Capital, enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles); and

           (ix) Except as to financial statements and schedules contained therein, as to which such counsel is not called upon to express any opinion or belief, the Memorandum, and each document or portion thereof incorporated by reference in the Memorandum, as of the Closing Date, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (c) At or prior to the time of closing, the Representative shall have received from Winston & Strawn an opinion to the effect specified in clauses (b)(iv)(B), (b)(v)(B), (b)(vi), (b)(vii), (b)(viii)(B) and
            (C) and (b)(ix).

        (d) At or prior to the time of closing, the Representative shall have received from (i) Sidley & Austin, special tax counsel to the Company, an opinion that its opinions expressed or referred to under the caption "Material United States Income Tax Consequences" and
            (ii) Blake, Cassels & Graydon, special tax counsel to the Company, an opinion that its opinions expressed or referred to under the caption "Canadian Federal Income Tax Considerations" in the Memorandum are correct in all material respects.

        (e) At each of the dates hereof and at or prior to the time of closing, the Representative shall have received an executed copy of a letter from Ernst & Young, addressed to Newcourt and to the Representative, in form and substance satisfactory to the Representative containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to financial statements and certain financial information, including the financial information contained or incorporated by reference in the Memorandum as identified by the Representative.

        (f) Since the respective dates as of which information is given in the Memorandum there shall not have been, at the time of closing, any material adverse change in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of Newcourt or AT&T Capital and their respective subsidiaries, otherwise than as set forth or contemplated in the Memorandum; the representations and warranties of Newcourt and AT&T Capital herein shall be true at the Closing Date; neither Newcourt nor AT&T Capital shall have failed, at or prior to the Closing Date to have performed all agreements herein contained which should have been performed by it at or prior to such time; and the Representative shall have received, at the Closing Date, a certificate to the foregoing effect dated the day of the closing and signed by the President, a Vice President or the Treasurer of each of Newcourt and AT&T Capital.

        (g) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded Newcourt's or AT&T Capital's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of rule 436(g) (2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of Newcourt's or AT&T Capital's debt securities.

        (h) Newcourt and AT&T Capital shall have executed and delivered the Registration Rights Agreement.

        (i) Prior to the time of closing, Newcourt shall have furnished to the Representative such further due diligence information customary for transactions of the type contemplated by this Agreement, certificates and documents as the Representative may reasonably request.

        In case any of the conditions specified above in this Section 7 shall not have been fulfilled, this Agreement may be terminated by the Representative by delivering written notice of termination to Newcourt. Any such termination shall be without liability of any party to any other party except to the extent provided in subparagraphs (c) and (f) of Section 6 hereof.

        8. Termination of Agreement. This Agreement may be terminated by delivering written notice of termination to the Company at any time prior to the time of closing, by the Representative (with the consent of the Initial Purchasers which, together with the Representative, have agreed to purchase 50% or more of the aggregate principal amount of the Notes), if after the signing of this Agreement (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company or AT&T Capital on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or New York State authorities, or (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the Notes on the terms and in the manner contemplated in the Memorandum.

        A termination of this Agreement pursuant to this Section shall be without liability of any party to any other party.

        9. Indemnification And Contribution. (a) The Company and AT&T Capital shall, jointly and severally, indemnify and hold each Initial Purchaser harmless from and against any and all losses, claims, damages, and liabilities, joint or several, to which such Initial Purchaser may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Initial Purchaser for any legal or other expenses reasonably incurred by such Initial Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and AT&T Capital shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon information contained in or omitted from the Memorandum in reliance on Provided Information.

        (b) Each Initial Purchaser severally will indemnify and hold harmless the Company and AT&T Capital against any losses, claims, damages or liabilities to which the Company or AT&T Capital may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Provided Information in the Memorandum or any such amendment or supplement; and will reimburse the Company and AT&T Capital for any legal or other expenses reasonably incurred by the Company and AT&T Capital in connection with investigating or defending any such action or claim as such expenses are incurred.

        (c) The Company, AT&T Capital and each Initial Purchaser agree that upon the commencement of any action against it, its directors, its officers, or any person controlling it as aforesaid in respect of which indemnity may be sought on account of any indemnity agreement contained herein, it will promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party or parties otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party or parties shall be entitled to participate at its or their own expense in the defense of such action, or, if it or they so elect, to assume the defense of such action, and in the latter event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party or parties shall not elect to assume the defense of such action, such indemnifying party or parties will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them. In the event that the parties to any such action (including impleaded parties) include the Company, AT&T Capital and one or more of the Initial Purchasers and either
(i) the indemnifying party or parties and indemnified party or parties mutually agree or (ii) representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, then the indemnifying party or parties shall not have the right to assume the defense of such action on behalf of such indemnified party or parties and will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them and satisfactory to the indemnifying party or parties, it being understood that the indemnifying party or parties shall not, in connection with any one action or separate but similar or related actions arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) for all such indemnified parties, which shall be designated in writing by the Representative in the case of an action in which one or more Initial Purchasers or controlling persons are indemnified parties and by the Company or AT&T Capital in the case of an action in which the Company or AT&T Capital or any of their respective directors, officers or controlling persons are indemnified parties. The indemnifying party or parties shall not be liable under this Agreement with respect to any settlement made by any indemnified party or parties without prior written consent by the indemnifying party or parties to such settlement.

        (d) If the indemnification provided for in subparagraph (a) or (b) of this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages, or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party under such paragraph, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and AT&T Capital on the one hand and the Initial Purchasers on the other from the offering of the Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subparagraph (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and AT&T Capital on one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and AT&T Capital on one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchasers with respect to the Notes purchased under this Agreement, in each case as set forth in the Memorandum. The relative fault of the Company and AT&T Capital and of the Initial Purchasers shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or AT&T Capital on one hand or by the Initial Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, AT&T Capital and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this subparagraph (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subparagraph
(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in this subparagraph (d) shall be deemed to include, subject to the limitations set forth above in this
Section 9, any legal or other expenses reasonably incurred by such indemnified party in connection with defending any such action or claim. Notwithstanding the provisions of this subparagraph (d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Notes sold and distributed by it were offered to the purchasers exceeds the amount of any damages which the Initial Purchaser has been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations in this subparagraph (d) to contribute are several in proportion to their respective purchase obligations as set forth in Schedule I hereto (including an increase pursuant to Section 3(b)) and not joint.

        (e) The obligations of the Company and AT&T Capital under this Section 9 shall be in addition to any liability which the Company and AT&T Capital may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Initial Purchasers within the meaning of the Securities Act; and the obligations of the Initial Purchasers under this Section 9 shall be in addition to any liability which the Initial Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or AT&T Capital and to each person, if any, who controls the Company or AT&T Capital within the meaning of the Securities Act.

        10. Definition of Certain Terms. (a) The term "business day" means any day on which the New York Stock Exchange is open for trading.

        (b) The term "Significant Subsidiary" has the meaning set forth in Rule 1-02 of Regulation S-X.

        (c) The term "Material Adverse Effect" means a material adverse change in, or material adverse effect on, the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company, AT&T Capital and their respective Significant Subsidiaries taken as a whole.

        11. Initial Purchasers and the Representative. The term "Initial Purchasers" as used herein shall mean the several persons, firms and corporations named in Schedule I hereof, and the term "Initial Purchaser" shall mean any one of such persons, firms, or corporations. The term "Representative" shall mean the representative to whom this Agreement is addressed, who, by executing this Agreement, represents that it has been authorized by each Initial Purchaser to execute this Agreement on behalf of such Initial Purchaser and to act for such Initial Purchaser in the manner herein provided. All obligations of the Initial Purchasers hereunder are several and not joint.

        12. Miscellaneous. This Agreement shall inure to the benefit of the Company and AT&T Capital, the several Initial Purchasers and their respective directors and officers and each controlling person referred to in Section 9 hereof and their respective successors. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successor" as used in this Agreement shall not include any purchaser, as such purchaser, of any of the Notes from any of the several Initial Purchasers.

        13. Notices. All communications hereunder shall be in writing, and if to the Initial Purchasers, unless otherwise provided, shall be mailed or delivered to the Representative at Three World Financial Center, New York, New York 10285 and if to the Company or AT&T Capital unless otherwise provided, shall be mailed or delivered to the Company at 2 Gatehall Drive, Parsippany, New Jersey 07054,
Attn: Treasurer with a copy to the General Counsel.

        14. Governing Law. The validity and interpretation of this Agreement shall be governed by the laws of the State of New York.

        15. Survival Clause. Except with respect to any Initial Purchaser who is in default within the meaning of Section 3 hereof, the indemnity and contribution agreement contained in Section 9 hereof and the representations and warranties of the Company and AT&T Capital set forth in this Agreement or in any certificate furnished pursuant hereto shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser or any person controlling any Initial Purchaser, or (iii) acceptance of and payment for the Notes.

        16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

        17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.


                            [signature page follows]

        Please sign and return to us the enclosed duplicate of this letter, whereupon this letter will become a binding agreement between the Company, AT&T Capital and the Initial Purchasers, in accordance with its terms.

                                            Very truly yours,

                                            NEWCOURT CREDIT GROUP INC.


                                            By: /s/ GLENN VOTEK
                                               ---------------------------------
                                                  Printed Name: Glenn Votek
                                                               -----------------
                                                  Title: Executive Vice
                                                         President & Treasurer
                                                        ------------------------



                                            AT&T CAPITAL CORPORATION


                                            By: /s/ GLENN VOTEK
                                               ---------------------------------
                                                  Printed Name: Glenn Votek
                                                               -----------------
                                                  Title: Executive Vice
                                                         President & Treasurer
                                                        ------------------------


The foregoing Agreement is hereby confirmed and accepted as of the date first above written

LEHMAN BROTHERS INC.,
   as Representative of the several Initial Purchasers

By:________________________________
   Printed Name:___________________
   Title:__________________________

        Please sign and return to us the enclosed duplicate of this letter, whereupon this letter will become a binding agreement between the Company, AT&T Capital and the Initial Purchasers, in accordance with its terms.

                                            Very truly yours,

                                            NEWCOURT CREDIT GROUP INC.


                                            By:
                                               ---------------------------------
                                                  Printed Name:
                                                               -----------------
                                                  Title:
                                                        ------------------------



                                            AT&T CAPITAL CORPORATION


                                            By:
                                               ---------------------------------
                                                  Printed Name:
                                                               -----------------
                                                  Title:
                                                        ------------------------


The foregoing Agreement is hereby confirmed and accepted as of the date first above written

LEHMAN BROTHERS INC.,
   as Representative of the several Initial Purchasers

By: /s/ HERBERT McDADE
   --------------------------------
   Printed Name: Herbert McDade
                -------------------
   Title: Managing Director
         --------------------------

                                   SCHEDULE I

                               INITIAL PURCHASERS



Lehman Brothers Inc.                                           $180,000,000
Chase Securities Inc.                                           $37,500,000
J.P. Morgan Securities Inc.                                     $37,500,000
Credit Suisse First Boston Corporation                          $15,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated              $15,000,000
Salomon Smith Barney Inc.                                       $15,000,000
                                                               ------------
                           Total                               $300,000,000


                                   SCHEDULE II

                           NEWCOURT CREDIT GROUP INC.

ISSUE TERMS:
--------------------------------------------------------------------------------
Issuer:                                     Newcourt Credit Group Inc.
--------------------------------------------------------------------------------
Guarantor:                                  AT&T Capital Corporation
--------------------------------------------------------------------------------
Issue Type:                                 144A with Registration Rights
--------------------------------------------------------------------------------
Principal Amount:                           $300,000,000
--------------------------------------------------------------------------------
Trade Date:                                 December 8, 1998
--------------------------------------------------------------------------------
Settlement Date:                            December 15, 1998
--------------------------------------------------------------------------------
Final Maturity Date:                        December 17, 2003
--------------------------------------------------------------------------------
Interest Payment Dates:                     June 15 and December 15
--------------------------------------------------------------------------------
Initial Interest Payment Date:              June 15, 1999
--------------------------------------------------------------------------------
Coupon:                                     7.125%
--------------------------------------------------------------------------------
Issue Price:                                99.739%
--------------------------------------------------------------------------------
Ratings:                                    Baa3/BBB
--------------------------------------------------------------------------------
Price to Issuer:                            99.139%
--------------------------------------------------------------------------------
Net Proceeds:                               $297,417,000
--------------------------------------------------------------------------------
Initial Purchasers:                         See Schedule I
--------------------------------------------------------------------------------


                                       22